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Exhibit 10(kkkk)

Form of Amendment by and between Six Flags Entertainment Corporation Certain Executives—James
Reid-Anderson, Al Weber, Jr., John M. Duffey and Lance C. Balk

        Six Flags Entertainment Corporation ("Company") and                                ("Executive") hereby agree to amend [Exhibit C][Exhibit B] to the [amendment to the] employment agreement dated as of [August 12, 2010] [September 7, 2010] by and between the Company and Executive to substitute the words "adjusted target EBITDA" for the words "the adjusted EBITDA achieved" in subsection "2012 EBITDA" of the "Normal Vesting" section of the "Vesting" portion of [Exhibit C][Exhibit B]. [Exhibit C][Exhibit B], as hereby amended, sets forth the terms of a performance award under the Six Flags Entertainment Corporation Long-Term Incentive Plan.

SIX FLAGS ENTERTAINMENT CORPORATION
By:
Its:
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  Exhibit 10(kkkk)
Form of Amendment by and between Six Flags Entertainment Corporation Certain Executives—James Reid-Anderson, Al Weber, Jr., John M. Duffey and Lance C. Balk